PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED; UNREDACTED VERSIONS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.


                               AMENDMENT NUMBER 4


                               Amendment Date: [XX]
  to MICROSOFT OEM LICENSE AGREEMENT FOR DESKTOP AND PORTABLE OPERATING SYSTEMS
         between MICROSOFT CORPORATION, a Washington, U.S.A. Corporation
                and GATEWAY 2000, INC., a Corporation of Delaware
                      Agreement Effective Date May 1, 1995
                              MICROSOFT LICENSE [XX]


Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement (hereinafter the "Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows:

1. New Section 1(j) is hereby added to the Agreement and shall read as follows:

      "(j) "Supplement" shall mean a release of a supplement to, or replacement of, any portion of Product as MS may provide to GATEWAY from time to time."

2.    The following is hereby added to the end of Section 2(a) of the Agreement:

      "With respect to Supplements, MS may also grant to GATEWAY one or more non-exclusive, limited additional rights, including without limitation, those set forth in Exhibit F hereto, in a numbered or series written "Supplement Addendum" for such Supplement. If GATEWAY decides to exercise any such additional rights granted for a particular Supplement, GATEWAY agrees to fully comply with all of the terms and conditions of the applicable Supplement Addendum, regardless of whether the particular terms of the Supplement Addendum are described in Exhibit F."

3. Section 2(c) of the Agreement is hereby amended and as amended shall read as follows:

      "(c) GATEWAY's license shall extend to Update Releases, Version Releases, and Supplements. GATEWAY's license shall not extend to Product Releases."

4. New Section 3(g) is hereby added to the Agreement and shall read as follows:

      "(g) If any Exhibit C to the Agreement does not contain a "Per System Royalty Calculation" Section or "Per Copy Royalty Calculation" Section, then the following shall apply to royalties for Products licensed under such Exhibit(s) C:

            (i) For Product(s) specified in the applicable Exhibit C as licensed on a "per system" basis, GATEWAY agrees to pay MS the royalty set forth in the applicable Exhibit C for each Customer System distributed or placed in use by or for GATEWAY. For Product(s) specified in the applicable Exhibit C as licensed on a "per copy" basis, GATEWAY agrees to pay MS the royalty rates set forth in the applicable Exhibit C for each unit of Product licensed or distributed by GATEWAY.


         (ii) If [XX], GATEWAY's reported shipments of the applicable Customer Systems (for Product licensed on a per system basis) or Product (for Product licensed on a per copy basis), respectively, are [XX] below GATEWAY's estimated monthly volume specified in the Product table in the applicable Exhibit C, GATEWAY and MS shall negotiate an increase in the royalty rate(s) to reflect GATEWAY's lower shipment volumes. If, for any reason, MS and GATEWAY are unable to agree upon new royalty rate(s) [XX] after the date GATEWAY's royalty report is due, [XX] GATEWAY's royalty rate(s) for each Product included in the volume estimate accompanying the royalty rate shall increase[XX]. Such increased royalty rate(s) shall be in effect for the remainder of the term of the Agreement commencing with the monthly reporting period following [XX]. Provided, however, that if GATEWAY's reported monthly volume returns to or exceeds the original estimate of monthly volume [XX] thereafter, GATEWAY's royalty rate(s) shall be restored to the rate(s) specified in the Product table in the applicable Exhibit C commencing with the monthly reporting period following [XX].


            (iii) In addition, GATEWAY agrees to pay MS the Localization Additional Royalty specified in Exhibit(s) C for each unit of non-US English version of Product distributed or placed in use by GATEWAY.


            (iv) Where multiple "Releases" (i.e., Update Releases, Version Releases or Product Releases), language versions, or media versions (e.g., MS-DOS and MS-DOS ROM) of a Product are licensed for the same Customer Systems, GATEWAY may distribute [XX] Product software in addition [XX] Preinstalled Product Software in one language and Release for use on each such Customer System. GATEWAY shall pay MS the royalty applicable to the Release and language version shipped. Any Customer System licensed on a per system basis for [XX] Update Release or Version Release of a Product, but distributed without Product, shall bear the base royalty for the most recent Release of Product licensed."


[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION


5. Section 6(d) of the Agreement is hereby amended and as amended shall read as follows:


      "(d) (i) GATEWAY agrees to provide end user support for the Product(s) under terms and conditions as least as favorable to the end user as the terms under which GATEWAY provides support for GATEWAY's Customer Systems to end users generally, but which in no event shall be less than commercially reasonable end user support. GATEWAY further agrees to provide end users with telephone [XX] customer support and to prominently display its customer support telephone number for such assistance in or on Customer System documentation.


            (ii) GATEWAY shall not advertise or otherwise market the products as separate items, but shall clearly indicate in all marketing materials relating to the Products and Customer System(s) that the Products are available only as part of a Customer System. GATEWAY shall not publish or otherwise mark a separate price for the Product(s)."

            "(iii) GATEWAY agrees that it shall not distribute the Product in encrypted form, except as otherwise specifically provided in this Agreement. MS will advise GATEWAY with prior written notice of any Product(s) that are in encrypted form. MS will advise GATEWAY if any Product may be distributed in encrypted form.


6. The attached Exhibit C is hereby added and shall supersede the existing Exhibit C of the Agreement [XX].


7.    The attached Attachment 1 to Exhibit C is hereby added to the Agreement.

8. The attached Exhibit D is hereby added to the Agreement. Exhibit D shall apply only to Products licensed in accordance with those Exhibit(s) C to the Agreement which do not contain a "GATEWAY Brand Names and Trademarks" Section, if any.

9.    The attached Exhibit F is hereby added to the Agreement.

10. Exhibit N of the Agreement is hereby amended and replaced with the attached Exhibit N.


11. The term of the Agreement is hereby extended [XX] from the end of the calendar quarter in which the Amendment Date occurs.


All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.


[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION




NOTICE:

FOR PRODUCT(S) SPECIFIED IN EXHIBIT C AS LICENSED UNDER THE "PER SYSTEM" ROYALTY CALCULATION PROVISIONS, PLEASE NOTE THE FOLLOWING:

THIS IS A MICROSOFT PER SYSTEM LICENSE. AS A CUSTOMER, YOU MAY CREATE A "NEW SYSTEM" AT ANY TIME THAT DOES NOT REQUIRE THE PAYMENT OF A ROYALTY TO MICROSOFT UNLESS THE CUSTOMER AND MICROSOFT AGREE TO ADD IT TO THE LICENSE AGREEMENT.

ANY NEW SYSTEM CREATED MAY BE IDENTICAL IN EVERY RESPECT TO A SYSTEM AS TO WHICH THE CUSTOMER PAYS A PER SYSTEM ROYALTY TO MICROSOFT PROVIDED THAT THE NEW SYSTEM HAS A UNIQUE MODEL NUMBER OR MODEL NAME FOR INTERNAL AND EXTERNAL IDENTIFICATION PURPOSES WHICH DISTINGUISHES IT FROM ANY SYSTEM THE CUSTOMER SELLS THAT IS INCLUDED IN A PER SYSTEM LICENSE. THE REQUIREMENT OF EXTERNAL IDENTIFICATION MAY BE SATISFIED BY PLACEMENT OF THE UNIQUE MODEL NAME OR MODEL NUMBER ON THE MACHINE AND ITS CONTAINER (IF ANY), WITHOUT MORE.

IF THE CUSTOMER DOES NOT INTEND TO INCLUDE A MICROSOFT OPERATING SYSTEM PRODUCT WITH A NEW SYSTEM, THE CUSTOMER DOES NOT NEED TO NOTIFY MICROSOFT AT ANY TIME OF THE CREATION, USE OR SALE OF ANY SUCH NEW SYSTEM, NOR DOES IT NEED TO TAKE ANY PARTICULAR STEPS TO MARKET OR ADVERTISE THE NEW SYSTEM..

UNDER MICROSOFT'S LICENSE AGREEMENT, THERE IS NO CHARGE OR PENALTY IF A CUSTOMER CHOOSES AT ANY TIME TO CREATE A NEW SYSTEM INCORPORATING A NON-MICROSOFT OPERATING SYSTEM. IF THE CUSTOMER INTENDS TO INCLUDE A MICROSOFT OPERATING SYSTEM PRODUCT WITH THE NEW SYSTEM, THE CUSTOMER MUST SO NOTIFY MICROSOFT, AFTER WHICH THE PARTIES MAY ENTER INTO ARM'S LENGTH NEGOTIATION WITH RESPECT TO A LICENSE TO APPLY TO THE NEW SYSTEM.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT CORPORATION                       GATEWAY 2000, Inc.


/s/ Ronald Hosogi                           /s/ Gretchen P. Hoover
------------------------------              -------------------------------
By (Signature)                              By (Signature)

Ronald Hosogi                               Gretchen P. Hoover
------------------------------              -------------------------------
Name (Printed)                              Name (Printed)

Director, OEM                               Senior Staff Counsel
------------------------------              -------------------------------
Title                                       Title


[XX]                                        [XX]
------------------------------              -------------------------------
Date                                        Date

[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.


                                    EXHIBIT C
                             WINDOWS DESKTOP FAMILY
                                       [XX]



 PRODUCT NAME        LANGUAGE           APPLICABLE      PER SYSTEM ROYALTY     PER COPY         LOCALIZATION           ADDED BY
 AND VERSION        VERSION(S)          ADDITIONAL              *               ROYALTY          ADDITIONAL            AMENDMENT
                        **              PROVISIONS                                 *               ROYALTY              NUMBER


1.                                         (a)               Royalty:          Royalty:
   Windows                                                     [XX]                [XX]
   Desktop
   Family

      A.        EN, EE, J, FF, D,   (a), (b), (c), (f)        Royalty           Royalty              [XX]
  Window(R) 95    I, DU, J, PRC,                           Specified for     Specified for
  operating     POR, RU, SW, DA,                              Windows           Windows
    system                                                 Desktop Family    Desktop Family
      OR                                                       Above             Above

      B.          EN, EE, FF, D,    (a), (c), (e), (f)        Royalty           Royalty              [XX]
   MS-DOS(R)        DU, J, E, POR,                         Specified for     Specified for
  operating     RU, SW, DA, I, PRC                            Windows           Windows
    system                                                 Desktop Family    Desktop Family
 Version 6.22                                                   Above            Above
     and
   Enhanced
  Tools for
   MS-DOS(R)
 Version 1.0
     and
   Windows(R)
  operating
    system
 Version 3.11
      OR

      C.          EN, EE, FF, D,    (a), (c), (d), (f)  Royalty Specified       Royalty              [XX]
   MS-DOS(R)      DU, J, E, POR,                           for Windows       Specified for
  operating       RU, SW, DA, I,                          Desktop Family        Windows
    system             PRC,                                   Above         Desktop Family
 Version 6.22                                                                   Above
   Enhanced
  Tools for
   MS-DOS(R)
 Version 1.0
 and Windows(R)
     for
  Workgroups
  operating
    system
Version 3.11,
      OR

      D.          EN, EE, FF, D,      (a), (c), (g)         [XX] for               [XX]                [XX]
 Windows NT(R)    DU, J, E, POR,                        Version 3.51 from   In Addition to
 Workstation    RU, SW, DA, I, PRC                     [XX] or upon first     the Royalty
   Version                                                occurrence of      Specified for
  3.51 & 4.0                                            distribution of a       Windows
(x86/Pentium (TM)                                          preinstalled copy   Desktop Family
  compatible                                                of Windows           Above
   version)                                               NT-Workstation
                                                         4.0 for revenue,
                                                         whichever comes
                                                          first [XX] for
                                                         Versions 3.51 or
                                                         4.0 in Addition
                                                          to the Royalty
                                                          Specified for
                                                         Windows Desktop
                                                           Family Above
                                                        Estimated Monthly      Estimated
                                                            Volume for      Monthly Volume
                                                         Windows Desktop      for Windows
                                                               [XX]              Desktop
                                                                                  [XX]


[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION

2.                      EN           (c ), (d), (f),         Royalty            Royalty              [XX]
 Windows(R)for                              (h)                [XX]               [XX]
  Workgroups
  operating
    system
 Version 3.11

3.                      EN           (c ), (e), (f),         Royalty            Royalty              [XX]
   Windows(R)                              (h)                 [XX]               [XX]
  operating
    system
 Version 3.11

4.                      EN            (c ), (e), (f)         Royalty            Royalty              [XX]
   MS-DOS(R)                                                   [XX]               [XX]
  operating
    system
 Version 6.22

5.                      EN            (c ), (e), (f)         Royalty            Royalty              [XX]
   Enhanced                                                    [XX]               [XX]
  Tools for
 MS-DOS(R) 6.22
 Version 1.02



* A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table and the Product is indicated as licensed for one or more Customer System(s) in the Customer System table of this Exhibit C.

**Language Version Key: A = Arabic, BP = Portuguese (Brazil), CE = Cyrillic Enabled, CH = Traditional Chinese, CZ = Czech, D = German, DA = Danish , DU = Dutch, E = Spanish, EE = Eastern and Central European, EN = USA English, F = French, FF = France's French, FI = Finnish, HAN = Hangeul, HB = Hebrew, HUN = Hungarian, I = Italian, J = Japanese, N = Norwegian, P = Portuguese, PE = Pan European English, POL = Polish, PRC = PRC Simplified Chinese, RU = Russian, SL = Slovenian, SW = Swedish, TH = Thai, TR = Turkish, Z = International English. If GATEWAY is Licensed for the EN version of Product and if a Localization Additional Royalty is specified in the Product table above, then in addition to the language versions specified in the Product table above, GATEWAY may receive Product Deliverables for the licensed Product in available language versions listed in the Language Key (except CH, HAN, J, and PRC which may only be added by amendment) by sending a written request to the attention of OEM Accounting Services at the address listed in Exhibit N for royalty reports.



                            ADDITIONAL PROVISIONS KEY


(a) If GATEWAY is licensed for the Windows Desktop Family, GATEWAY may distribute [XX] the listed Product combinations or Products (i.e., A or B or C or D) with each licensed Customer System. GATEWAY'S report shall separately indicate the number of each such Product or combination (A, B, C, or D) that GATEWAY distributes.


(b) (1) If GATEWAY wishes to include its name and/or logo on the Product software "start-up" screen, GATEWAY will do so only in the location and manner as designated in the OPK User's Guide provided in the Product Deliverables. Otherwise, GATEWAY shall not alter the content or sequence of the Product software "start-up", initialization or other screens.

    (2) IF GATEWAY enters registration information on behalf of end users in the boxes provided for the on-screen end user registration process for the Product software, GATEWAY shall not enter its own name or make any other false or fictional registrations. GATEWAY may not (i) relieve end users of their obligations to enter Certificate of Authenticity ("COA") registration numbers in the on-screen end user registration process and to reply to on-screen end user license agreement inquiries or (ii) insert COA registration numbers or reply to end user license agreement inquiries for or on behalf of end users.

    (3) If and only if GATEWAY distributes the Product software solely as Preinstalled Product Software (i.e., without a back-up copy of the Product on CD, diskette, magnetic tape, or other external media) with any Customer System, then GATEWAY shall also preinstall the Microsoft Create System Disk Tool together with the back-up diskette images ("CAB" files) contained in the OPK on the hard disk drive of such Customer System to enable the end user to make a back-up copy of the Product software according the terms of the EULA. Diskette images may only be used with the Microsoft Create System Disk Tool. GATEWAY may not distribute, use, or authorize the use of the Microsoft Create System Disk Tool or diskette images except as provided in this Additional Provision or as specified in the OPK.

    (4) Notwithstanding anything to the contrary contained in the definition of "Product Release" in this Agreement, Windows 95 (and any subsequent releases of Windows which may be designated by a change in the Calendar year - e.g., Windows 96, 97, 98, etc.) shall be deemed to be a Product Release.

    (5) Any EULA for the Product distributed by GATEWAY must be identical to the on screen EULA presented to the end user during Product setup.

    (6) Windows 95 includes Microsoft At Work fax transmission software, Remote Access Service, and Remote Procedure Calls, each of which provide methods for stand-alone and networked computers to send and receive messages with certain security levels. French law (Decree 92-1358 of December 1992) generally prohibits the use in France of such technology, unless special approvals are granted. Accordingly, Windows 95 has been designed to disable the security in each of these features when the default locale assigned during installation is France.

(e) (1) Notwithstanding anything to the contrary contained in the Agreement, GATEWAY may distribute this Product only with Customer Systems which are marketed and distributed under GATEWAY'S or GATEWAY Subsidiaries' brand names and trademarks. The Products licensed under this Exhibit C may not be distributed with Customer Systems which are marketed or distributed under any third party brand names or trademarks.



[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION



    (2) The royalty rate(s) specified above require pre-installation of the Product as the "default" operating system on each Customer System distributed with the Product (i.e., the Product will set up and execute unless the user configures the Customer System otherwise). GATEWAY shall reinstall the Product software solely in accordance with the installation instructions set forth in the "OPK User's Guide" included in the preinsallation kit portion of the Product Deliverables ("OPK"). GATEWAY may use the information, tools and materials contained in the OPK solely to preinstall the Product software in accordance with the OPK User's Guide and for no other purpose. Other than as specified in the OPK User's guide, GATEWAY shall not modify the Product software, nor delete or remove any features of functionality without the written approval of MS in each instance.

    (3) The following shall replace Section 3(g)(ii) with respect to Products licensed in accordance with this Exhibit C:


"(ii) If [XX] GATEWAY'S reported shipments of the applicable Customer Systems licensed for the Windows Desktop Family (if licensed on a per system basis) or units of Windows Desktop Operating System Family (if licensed on a per copy basis) are [XX] below GATEWAY's estimated monthly volume specified for such basis (i.e., per copy or per system) for the Windows Desktop Family in the Product table above, GATEWAY and MS shall negotiate an increase in the royalty rate(s) for all Product(s) licensed under this Exhibit C on such basis to reflect GATEWAY's lower shipment volumes. If, for any reason, MS and GATEWAY are unable to agree upon new royalty rate(s) [XX] after the date GATEWAY's royalty report is due [XX], GATEWAY's royalty rate(s) for each of the Products licensed under this Exhibit C on such basis shall increase [XX]. Such increased royalty rate(s) shall be in effect for the remainder of the term of the Agreement commencing with the monthly reporting period following [XX]. Provided, however, that if GATEWAY's reported monthly volume for such basis of Windows Desktop Family returns to or exceeds the original estimated monthly volume [XX] thereafter, GATEWAY's royalty rate(s) for all Product(s) licensed under this Exhibit C on such basis shall be restored to the rate(s) specified in the Product table above commencing with the monthly reporting period following [XX]."


    (4) [intentionally left blank]


    (5) GATEWAY's license for this Product under this Exhibit C shall be effective as of the later of (1) the Effective Date of the Agreement or (ii) [XX].


    (6) If the same Customer System is licensed on a per system basis for both the Windows System Family and for individual operating system Products(s) (e.g., Windows, Windows for Workgroups, or MS-DOS) in this Exhibit C, GATEWAY shall be relieved of its obligation to pay the royalty for the individual operating system Product(s) provided that (i) GATEWAY does not ship both the individual operating system Products(s) and the Windows Desktop Family with such Customer System; and (ii) GATEWAY reports and pays MS the royalty due for the Windows Desktop Family.

    (7) Unless otherwise provided, GATEWAY may not (i) distribute both Windows 95 and any other MS operating system Product with the same Customer System; (ii) distribute both Windows NT Workstation and any other MS operating system Product with the same Customer System; or (iii) distribute both Windows and Windows for Workgroups with the same Customer System.

    (8) Provided a "per copy" royalty rate is listed for the Product in the table above, if GATEWAY distributes this Product with a computer system which is not listed as licensed for this Product in the Customer System table of this Exhibit C, but which otherwise meets all of the requirements for a "Customer System" for this Product, then such computer shall be deemed a licensed Customer System for the Product on a per copy basis and GATEWAY agrees to comply with all of the terms and conditions of this Agreement with respect to any such distribution of Product.

    (9) Notwithstanding anything to the contrary contained in Section2, GATEWAY must distribute Product documentation with each Customer System distributed with Product software. A COA must be affixed to each copy of Product documentation as available from Authorized Replicators.

(d) Windows for Workgroups version 3.11 includes Microsoft At Work fax transmission software, which provides methods for stand alone and networked computers to send and receive fax messages with certain security levels. French law (Decree 92-1358 of December 1992) generally prohibits the use in France of such technology, unless special approvals are granted. Accordingly, OEMs should provide only the version of Windows for Workgroups version 3.11 designed for France to avoid violating the Decree.

(e) (1) The PRC language version of the Windows operating system Product is version 3.2 The Japanese language version of the MS-DOS operating system is version 6.2/V. The Japanese language version of Enhanced Tools for MS-DOS 6 is 1.0/V.

    (2) The PRC language versions of Windows and MS-DOS are available with only simplified Chinese character fonts licensed from a third party. GATEWAY acknowledges that such fonts may differ in quality and characteristics to Chinese character fonts available in other Microsoft Products.

    (3) The PRC language versions of Windows and MS-DOS are available only through selected Authorized Replicators as specified by MS. From time to time, MS shall provide an updated list of Authorized Replicators through which the PRC language version of this Product is available.

    (4) The packaging for the PRC language version of this Product distributed with Customer Systems within or to the PRC shall be clearly marked in both English and simplified Chinese, "Not for distribution or use outside the People's Republic of China".

(f) (1) Notwithstanding anything to the contrary contained in Section 2 of the Agreement, GATEWAY's license for this Product shall extend to Windows NT Workstation version 4.0, if such version is released by MS to other OEM Customers generally during the term of the Agreement.



[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION



    (2) In order to support end-users of this Product, GATEWAY agrees to employ at all times at least one support technician who has successfully completed, at GATEWAY's expense, the Microsoft Certified Professional program for this Product.

    (3) Though the Product Deliverables for this Product may include versions of the Product designed for other types of microprocessors, GATEWAY is licensed to distribute the Product only with and for use on Customer Systems based on the Intel x86, Pentium or compatible architecture.


    (4) The royalty rates specified in the Product table apply to shipment of Customer Systems which are capable of utilizing two (2) or fewer microprocessors. For Customer Systems which are capable of utilizing three (3) or four (4) microprocessors, GATEWAY agrees to pay MS [XX] the royalty rates specified in the Product Table [i.e., Royalty = [XX] (Windows Desktop Family royalty + Windows NT Workstation additional royalty)]. GATEWAY is NOT licensed to distribute this Product on Customer Systems which are capable of utilizing more than four (4) microprocessors.


(g) In addition to shipping a copy of MS-DOS, Windows 95 or Windows NT-Workstation preinstalled on Customer Systems, GATEWAY may ship emergency boot files preinstalled on its portable and desktop computers. Such files shall be restricted to those partial MS-DOS files necessary for rebooting a Customer System.

(h) Notwithstanding any contrary provision of the Agreement, the price charged GATEWAY for Windows 95 at any time during the term of the Agreement will be no higher than the price charged by MS to any person who has (1) met to the same or any lesser degree as GATEWAY the milestones, Product mixes, guidelines or other tasks analogous to those include in any then-applicable promotional, market development, "partnering" or other, similar type of arrangement between MS and any person; and (2) purchased the same or lesser amount of such Product per unit of time from MS as has GATEWAY; and (3) has licensed Windows 95 for distribution with desktop, notebook and subnotebook computer.


                                CUSTOMER SYSTEMS


GATEWAY's Customer Systems shall be the assembled computer systems described in the table below which (i) are configured for use only by a single user; (ii) are designed to use a video display and keyboard; and (iii) include at least a CPU, a motherboard, a power supply, a hard disk drive (except if the Product software is installed in ROM), and a case. Each listed Customer System must have a unique model line name, model name, or model number which GATEWAY uses both internally (in GATEWAY's books and records) and externally (on the Customer System case and packaging). For each Product which GATEWAY chooses to license for distribution with the listed Customer System, the letter "s" or "c" in the relevant box indicates whether GATEWAY is licensing the Product on a "per system" or "per copy" basis, respectively. New models may be added by agreement of the parties.

At GATEWAY's option, for purposes of administrative convenience, GATEWAY may designate models by model line or series, (e.g., "Jaguar model line", Jaguar Pro series", Jaguar Pro 750 model line", Jaguar Pro 950 series", etc.). Customer Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

In the event that GATEWAY designates models by model line or series in this Exhibit C, then GATEWAY may elect to include as Customer System(s) new models in the model line or series by including any such new model(s) on its royalty report for the reporting period in which each such new model is first distributed with the Product. Unless otherwise agreed to by the parties prior to GATEWAY's first distribution of a new model with the Product, each such new model designated on a royalty report shall be licensed for the remainder of the term of the Agreement on the same basis (i.e., per system or per copy) as the other models in the model line or series and shall bear the applicable royalty set forth in this Exhibit C. Any new model in the model line or series which is not included in a royalty report as a licensed Customer System (and is thus not licensed for the applicable Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which GATEWAY has designated previously as a Customer System.



[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION



PRODUCT NUMBER KEY: 1 = Windows Desktop Family; 2 = Windows for Workgroups 3.11; 3 = Windows 3.11; 4 = MS-DOS 6.2; 5 = Enhanced Tools for MS-DOS 6.2

ROYALTY BASIS KEY: C = per copy; S = per system; if Product box is blank, such Product is not licensed for distribution with the listed Customer System.

                                                                                Product Number
                                                            ------------------------------------------------------
                                            Processor
       Model Name or Model Number              Type         1      2       3       4      5       6      7       8
       --------------------------              ----         -      -       -       -      -       -      -       -
          Professional Systems               Pentium,       S
                                           Pentium Pro

               Family PCs                    Pentium,       S
                                           Pentium Pro

          Destination Systems                Pentium,       S
                                           Pentium Pro

                  Solo                       Pentium        S

              Colorbook 2                      486          S

                Liberty                        486          S

GATEWAY HEREBY REPRESENTS AND WARRANTS THAT THE NAMES AND NUMBERS INDICATED IN THE MODEL NAME OR MODEL NUMBER COLUMN IN THE TABLE ABOVE ACCURATELY DENOTE THE ACTUAL DESIGNATION USED BY GATEWAY TO IDENTIFY THE LISTED MODELS (ON THE CUSTOMER SYSTEM CASE AND IN GATEWAY'S INTERNAL BOOKS AND RECORDS).



Notwithstanding the foregoing, GATEWAY may exclude from royalty calculations the following Customer Systems:


1) On bid quotations for [XX] desktop systems or [XX] portables for shipment [XX] of award of contract, provided that:

    a) GATEWAY identifies any such bids by customer and reports to MS [XX] and;


    b) such Customer Systems are not distributed with Product.

This information is confidential to GATEWAY, is protected under Section 13 of the Agreement and will only be used by MS to ensure the legality of any MS software that may be used on such systems by the named customers.

2) That are distributed without Product to another MS OEM which is licensed by MS for the Product. Gateway shall identify all such Customer Systems on its royalty reports.



[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION



                            ATTACHMENT 1 TO EXHIBIT C
          DISCOUNTS EARNED PURSUANT TO MARKET DEVELOPMENT AGREEMENT(S)


(a) This Attachment does not entitle GATEWAY to receive the discounts described herein. Such discounts must be earned pursuant to a current valid Market Development Agreement or Market Development and Support Agreement ("MDA") between MS and GATEWAY.

(b) For purposes of this Attachment, "Other Windows Products" shall mean Windows for Workgroups and Windows licensed individually under the Exhibit C for Windows Desktop Family.


(c) GATEWAY has been recognized as having earned a discount [XX] of [XX] ("MDA-95 Discount") under its "Windows 95-Based PC Market Development Agreement" (the "Windows 95 MDA") with MS.

(d) Under the terms of the Windows 95 MDA, the MDA-95 Discount is effective [XX] As consideration for GATEWAY's continued performance under the MDA Milestones set forth in the Windows 95 MDA and subject to the conditions stated in this Attachment, MS shall extend the effective term of the MDA-95 Discount [XX].


(e) The MDA-95 Discount shall be applied to GATEWAY's royalty rates under the Agreement as follows:


    (1) For Exhibit C [XX] which is entitled "Windows 95 (For MDA Accounts)" or "Windows 95/Desktop Operating Systems Products (for MDA Accounts)", GATEWAY's per system royalty rate(s) for Windows 95 under Exhibit C shall be calculated in accordance with provisions indicated in Exhibit C.

    (2) For Exhibit C [XX] which are entitled "For Windows Desktop Family", GATEWAY's royalty rate(s) for the Windows Desktop Family and Other Windows Products shall be calculated by the Formula Royalty = S - D, where "S" is the royalty rate(s) listed in Product table of the Exhibit C and "D" is the MDA-95 Discount.

    (3) After expiration of the MDA-95 Discount on [XX] GATEWAY's royalty rates(s) shall return to the same royalty rate(s) as specified in the attached Exhibit C [XX], except as otherwise provided below in paragraph
        (g).

(f) If the Agreement does not include an Exhibit C for Windows Desktop Family, the MDA-95 Discount shall expire as set forth in the Windows 95 MDA and thereafter GATEWAY's royalty rates(s) shall return to royalty rate(s) as specified in the attached Exhibit C [XX] except as otherwise provided in paragraph (g). In the event that GATEWAY fails to continue to successfully perform any Milestone(s) under the Windows 95 MDA, MS may terminate the applicable portion of the MDA-95 Discount corresponding to the applicable Milestone(s), and thereafter GATEWAY's royalty rate(s) shall return to the same royalty rates as specified in the attached Exhibit C [XX] less the full MDA 95 discount, less the applicable terminated Milestone discount.

(g) If the term of this Agreement extends [XX] and if GATEWAY and MS enter into another MDA which entitles GATEWAY to receive a royalty discount [XX], the discount for the Products covered by such MDA shall be effective the later of [XX] or the date such royalty discounts are determined to be effective in accordance with such MDA.


[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION



                                   EXHIBIT C5

                        WINDOWS NT(R) WORKSTATION UPGRADE
                                   PER SYSTEM


* If Royalty/Basis and Language Version(s) are not specified for a particular Product in the table below, then such Product is not licensed under this Agreement.

** Language Key; D = German, E = Spanish, EN - English, FR = French, J =
Japanese


 Product Name and        Language          Applicable       Royalty/Basis *      Non-English      Estimated Total       Added by
     Version            Version(s)         Additional                            Additional       Number of Units   Amendment Number
                            **             Provisions                              Royalty          of Product
 ----------------       ----------         ----------       ---------------      -----------      ---------------   ----------------
   Windows NT(R)                           (a), (b), (c),         US$***             US$***
   Workstation                           (d), (e), (f),
 Upgrade Version                               (g)
       4.0


*** Windows NT Workstation Upgrade royalty is included in NT-Workstation Version
3.51 pricing in Exhibit C.


                        PRODUCT UPGRADE PROGRAM SCHEDULE


The current Product Upgrade Program Schedule is set forth in the table below for each language version of the Product. MS may, in its sole discretion, extend the Product Upgrade Program Schedule for one or more of the language versions of Product on written notice to COMPANY.


LANGUAGE VERSION OF PRODUCT                   ENGLISH               FRENCH, GERMAN, & SPANISH         JAPANESE
Product Distribution Expiration Date          [XX]                   [XX]                               [XX]



                            ADDITIONAL PROVISIONS KEY

(a)

(1) Gateway agrees that it will not distribute Product until MS advises its OEM customers generally that Customer Systems with Windows NT Workstation Version
4.0 may be distributed.


(2) Upon both GATEWAY and MS signing Amendment Number 4, GATEWAY may begin offering a coupon or promotional offer for fulfillment of Windows NT-Workstation
4.0 with Customer Systems that ship with Windows NT-Workstation 3.51. GATEWAY may offer this coupon or promotional offer, known as the "Windows NT Workstation Upgrade", upon MS receipt of GATEWAY's signature of this Amendment Number 4 until the date GATEWAY begins preinstalling Windows NT-Workstation 4.0 or [XX], whichever comes first. For each Customer System identified in this Exhibit, GATEWAY shall pay the per system royalty for Windows NT Workstation 3.51 and shall offer a coupon or promotional offer entitling an end user to a copy of Windows NT Workstation 4.0(b)


    Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY shall distribute the Product only in the form/packaging available from the Authorized Replicator.

(c) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, GATEWAY may distribute the Product only as an "upgrade" provided by GATEWAY separate from a Customer System directly (without use of dealers or other intermediaries) to an existing authorized end-user of the Prior Product on a Customer System. GATEWAY shall not accept end user customer orders for a given language version of Product later than the Product Distribution Expiration Date specified for such language version in the Product Upgrade Program Schedule above. GATEWAY's license to distribute each language version of the Product under this Exhibit C shall expire on the Product Distribution Expiration Date specified for such language version in the Product Upgrade Program Schedule above.

(d) GATEWAY shall acquire the Product through one Authorized Replicator of GATEWAY's choice. GATEWAY shall notify MS of the Authorized Replicator through which GATEWAY will acquire the Product prior to placing the first order for Product.

(e) This Product may only be distributed to end user customers located within the geographical boundaries of the United States of America, Canada, Europe and Japan.

(f) In order to support end-users of this Product, GATEWAY agrees to employ at all times at least one support technician who has successfully completed, at GATEWAY's expense, the Microsoft Certified Professional program for this Product.

(g) All marketing or promotion of the Product shall be targeted exclusively to end users of Customer Systems, as defined in this Exhibit C. GATEWAY shall place coupons or other promotional materials to offer the Product to end users in packages of Customer Systems distributed with Windows NT Workstation 3.51. GATEWAY shall ensure that such coupons or materials expire not later than the Product Distribution Expiration Date set forth in the Product Upgrade Program Schedule above.



[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION



                                CUSTOMER SYSTEMS

GATEWAY's Customer Systems shall be the assembled computer systems described in the table below which (i) are configured for use only by a single user; (ii) are designed to use a video display and keyboard; and (iii) include at least a CPU, a motherboard, a power supply, a hard disk drive (except if the Product software is installed in ROM), and a case. Each listed Customer System must have a unique model line name, model name, or model number which GATEWAY uses both internally (in GATEWAY's books and records) and externally (on the Customer System case and packaging). For each Product which GATEWAY chooses to license for distribution with the listed Customer System, the letter "s" or "c" in the relevant box indicates whether GATEWAY is licensing the Product on a "per system" or "per copy" basis, respectively. New models may be added by agreement of the parties.

At GATEWAY's option, for purposes of administrative convenience, GATEWAY may designate models by model line or series, e.g., "Jaguar model line", Jaguar Pro series", Jaguar Pro 750 model line", Jaguar Pro 950 series", etc.). Customer Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

In the event that GATEWAY designates models by model line or series in this Exhibit C, then GATEWAY may elect to include as Customer System(s) new models in the model line or series by including any such new model(s) on its royalty report for the reporting period in which each such new model is first distributed with the Product. Unless otherwise agreed to by the parties prior to GATEWAY's first distribution of a new model with the Product, each such new model designated on a royalty report shall be licensed for the remainder of the term of the Agreement on the same basis (i.e., per system or per copy) as the other models in the model line or series and shall bear the applicable royalty set forth in this Exhibit C. Any new model in the model line or series which is not included in a royalty report as a licensed Customer System (and is thus not licensed for the applicable Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which GATEWAY has designated previously as a Customer System.

PRODUCT NUMBER KEY: 1 = Windows Desktop Family; 2 = Windows for Workgroups 3.11; 3 = Windows 3.11; 4 = MS-DOS 6.2; 5 = Enhanced Tools for MS-DOS 6.2

ROYALTY BASIS KEY: C = per copy; S = per system; if Product box is blank, such Product is not licensed for distribution with the listed Customer System.

The following Customer Systems that ship with a copy of Windows NT Workstation Version 3.51 shall be considered Customer Systems for this Exhibit C5:

                                                                                Product Number
                                                            ------------------------------------------------------
                                            Processor
       Model Name or Model Number              Type         1      2       3       4      5       6      7       8
       --------------------------              ----         -      -       -       -      -       -      -       -
          Professional Systems               Pentium,       S
                                           Pentium Pro

               Family PCs                    Pentium,       S
                                           Pentium Pro

          Destination Systems                Pentium,       S
                                           Pentium Pro

                  Solo                       Pentium        S

              Colorbook 2                      486          S

                Liberty                        486          S

GATEWAY HEREBY REPRESENTS AND WARRANTS THAT THE NAMES AND NUMBERS INDICATED IN THE MODEL NAME OR MODEL NUMBER COLUMN IN THE TABLE ABOVE ACCURATELY DENOTE THE ACTUAL DESIGNATION USED BY GATEWAY TO IDENTIFY THE LISTED MODELS (ON THE CUSTOMER SYSTEM CASE AND IN GATEWAY'S INTERNAL BOOKS AND RECORDS).



                                    EXHIBIT D
                           BRAND NAMES AND TRADEMARKS

           GATEWAY AND GATEWAY SUBSIDIARIES BRAND NAMES AND TRADEMARKS


If GATEWAY Customer Systems are marketed, licensed, or distributed under GATEWAY's or GATEWAY Subsidiaries' brand names and trademarks WHICH DO NOT INCLUDE GATEWAY'S NAME, those brand names and trademarks must be listed below:

Brand Names & Trademarks

1.
2.


                     THIRD PARTY BRAND NAMES AND TRADEMARKS


If GATEWAY Customer Systems are marketed, licensed, or distributed by a third party under brand names and trademarks which do not include GATEWAY's name, those brand names and trademarks and model names used for the Customer Systems by a third party must be listed below. As provided in the applicable Exhibit(s), GATEWAY many not distribute certain Products with GATEWAY Customer Systems that are marketed or distributed under any third party brand names or trademarks.

Brand Names & Trademarks     Customer System     Model Name Used by Third Party

1.
2.


                                    EXHIBIT F
                                SUPPLEMENT RIGHTS


The purpose of this Exhibit is to set forth additional license rights and related restrictions which may apply to Supplement(s) as may be provided by MS from time to time. THE ACTUAL ADDITIONAL LICENSE RIGHTS AND RELATED RESTRICTIONS FOR EACH SUPPLEMENT SHALL BE IDENTIFIED IN THE "SUPPLEMENT ADDENDUM" FOR EACH SUCH SUPPLEMENT. The license rights shall be royalty-free and, except as specified in the applicable Supplement Addendum, shall be subject to the terms and conditions of the Agreement. GATEWAY's license rights to Supplement(s) shall expire the earlier of: (i) termination of expiration of GATEWAY's license rights to the Product to which the Supplement corresponds, or (ii) termination or expiration of the Agreement.

1.  "REPRODUCTION RIGHTS", if granted, shall mean:

(a) Reproduce, in accordance with specifications provided by MS, the Supplement software in object code form on external media (i.e. diskette or CD-ROM) and end user documentation for the Supplement, if any.

(b) Reproduce Product names and Product trademarks on packaging, labels, and end user documentation for the Supplement subject to the following restrictions:

    (i) GATEWAY's labeling and packaging for the Supplement shall clearly indicate that the Supplement is a supplement to and/or replacement of the Product provided by GATEWAY for use on GATEWAY's Computer Systems;

    (ii) GATEWAY will cause to appear on the container and labels of Supplement the copyright, trademark and patent notice(s), as they appear on the applicable release of Product Deliverables; and

    (iii) GATEWAY's name and/or trademarks shall not be displayed in relation to Product name in a manner which suggests that GATEWAY's name and/or trademarks are part of the Product name. GATEWAY's name and/or trademarks shall be displayed on the packaging and disk labels more prominently than the name "Microsoft".

2. "DISTRIBUTION ON EXTERNAL MEDIA WITH CUSTOMER SYSTEMS RIGHTS", if granted, shall mean:

(a) Distribute one (1) copy of the Supplement software, reproduced in accordance with the reproduction rights granted for such Supplement, with each of GATEWAY's licensed Customer Systems to be distributed with Product, subject to the following conditions:

    (i) GATEWAY shall include with each copy of the Supplement a EULA addendum which shall be substantially similar to the sample addendum attached hereto as Attachment 1, except that it shall be adapted as may be required by the laws of any non-USA jurisdiction in which GATEWAY distributes the Supplement.

3.  "DISTRIBUTION TO EXISTING END USERS RIGHTS", if granted, shall mean:

(a) Distribute one (1) copy of the Supplement software, as acquired from an Authorized Replicator if available, or reproduced in accordance with the reproduction rights, if any, granted for such Supplement, to licensed end users of GATEWAY's Customer Systems originally distributed with the Product, subject to the following conditions:

    (i) The Supplement shall be distributed directly from GATEWAY or an MS-authorized fulfillment source;

    (ii) GATEWAY shall include with each copy of the Supplement a EULA addendum which shall be substantially similar to the sample addendum attached hereto as Attachment 1, except that it shall be adapted as may be required by the laws of any non-USA jurisdiction in which GATEWAY distributes the Supplement; and

    (iii) GATEWAY shall offer the Supplement at no charge except that GATEWAY may charge its reasonable cost of materials and shipping and handling costs.

4.  "DISTRIBUTION VIA BULLETIN BOARDS RIGHTS", if granted, shall mean:

(a) Post and maintain the object code version of the Supplement on GATEWAY's point to point communication link by modem (not Internet) bulletin board corner(s) ("BBS") for distribution to end users of GATEWAY's Customer Systems originally distributed with Product, subject to the following conditions:

    (i) GATEWAY shall ensure that each copy of the Supplement includes a EULA addendum which is substantially similar to the sample addendum attached hereto as Attachment 1, except that it shall be adapted as may be required by the laws of any non-USA jurisdiction in which GATEWAY distributes the Supplement; and

    (ii) GATEWAY shall offer the Supplement at no charge to end users.

5.  "DISTRIBUTION VIA INTERNET LINK RIGHTS", if granted, shall mean:

(a) Create and maintain a link on GATEWAY's Internet home page(s) to MS' copy of the Supplement on MS' Internet home page(s) at the Universe Resource Locator(s) listed in the Supplement Addendum.

6.  "DISTRIBUTION VIA INTERNET PAGE RIGHTS", if granted, shall mean:

(a) Post and maintain the object code version of the Supplement on GATEWAY's home page(s) on the Internet for distribution to end users of GATEWAY's Customer Systems originally distributed with Product, subject to the following conditions:

    (i) GATEWAY shall include with each copy of the Supplement a EULA addendum which is substantially similar to the sample addendum attached hereto as Attachment 1, except that it shall be adapted as may be required by the laws of any non-USA jurisdiction in which the Supplement is distributed; and

    (ii) GATEWAY shall offer the Supplement at no charge to end users.

7. "OTHER RIGHTS", if granted, and restrictions shall be as set forth in the applicable Supplement Addendum.



                            ATTACHMENT 1 TO EXHIBIT F

              ADDENDUM TO THE MICROSOFT SOFTWARE LICENSE AGREEMENT
                             FOR ___________________


IMPORTANT READ THIS FIRST. By using the software files (the "Software") provided with this Addendum, you are agreeing to be bound by the following terms. If you do not agree to be bound by these terms, you may not use the Software.

The Software is provided for the sole purpose of replacing or supplementing certain portions of a licensed copy of the above listed Microsoft software product ("ORIGINAL PRODUCT"). Upon installation, the Software files become a part of the ORIGINAL PRODUCT and are subject to the same warranty and license terms and conditions as the ORIGINAL PRODUCT. If you do not have a valid license to use the Original Product, you may not use the Software. Any other use of the Software is prohibited.


                                    EXHIBIT N
                                    ADDRESSES


         GATEWAY:                                MS:
NOTICES:                                NOTICES:
                                        MICROSOFT CORPORATION
                                        One Microsoft Way
                                        Redmond, WA 98052-6399
                                        U.S.A.
                                        Attn:  Vice President, OEM Group
Attn:
Telephone:
Fax:


BILL TO:                                WITH COPY TO:
                                        MICROSOFT CORPORATION
                                        One Microsoft Way
                                        Redmond, WA
                                        98052-6399
                                        U.S.A.
Attn:                                   Attn:  Law & Corporate Affairs
                                        Fax:  +1-206-936-7329


SHIP TO:
                                        OTHER CORRESPONDENCE:
                                        OEM Sales
                                        MICROSOFT CORPORATION
                                        One Microsoft Way
Attn:                                   Redmond, WA 98052-6399
                                        U.S.A.


GATEWAY Support
telephone no:


                                    REPORTS:

Royalty reports shall be made to:

         Microsoft Corporation
         One Microsoft Way
         Redmond, WA 98052-6399
         U.S.A.
         Attn:  OEM Finance
         Fax:  +1-206-936-5298

or to such other address as MS may specify from time to time.

                                    PAYMENTS:

If GATEWAY is a U.S.A. or Canada based GATEWAY, payments shall bemade by wire transfer to:

         MICROSOFT CORPORATION
         c/o First Interstate Bank of Washington
         Seattle Main Branch
         Seattle, WA
         U.S.A.
         ABA 125-000-286
         SWIFT Code:  FIWAUS66
         Account # 001-025865

         Regarding:
         Microsoft OEM Collections



If GATEWAY is based outside the U.S.A. and Canada, payments shall be made by wire transfer to:
         MICROSOFT CORPORATION
         c/o Citibank N.A.
         399 Park Avenue
         New York, NY 10043
         U.S.A.
         ABA 021000089
         SWIFT Code:  CITIUS33
         Account # 38468231

         Regarding:
         Microsoft International OEM Collections

or to such other address or account as MS may specify from time to time. GATEWAY agrees to ensure that the regarding line stated above, the MS license agreement number for the Agreement, and the MS invoice number (if any) are specified on each wire transfer payment made pursuant to the Agreement.



              [XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION